UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Pursuant to
[_]  Confidential, For Use of the              SS.240.14a-11(c) or SS.240.14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials


                           FLEXSTEEL INDUSTRIES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:

________________________________________________________________________________
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:

________________________________________________________________________________
5)   Total fee paid:

________________________________________________________________________________

     [_]  Fee paid previously with preliminary materials:
     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          1)   Amount previously paid:

________________________________________________________________________________
          2)   Form, Schedule or Registration Statement No.:

________________________________________________________________________________
          3)   Filing Party:

________________________________________________________________________________
          4)   Date Filed:

________________________________________________________________________________

                           FLEXSTEEL INDUSTRIES, INC.
                                  P.O. BOX 877
                            DUBUQUE, IOWA 52004-0877

                                                         Date: November 8, 2001
Office of the Chairman of the Board

Dear Stockholder:

     You are cordially invited to attend the Annual Stockholders' Meeting on Monday, December 10, 2001, at 2:00 p.m. We sincerely want you to come, and we welcome this opportunity to meet with those of you who find it convenient to attend.

     Time will be provided for stockholder questions regarding the affairs of the Company and for discussion of the business to be considered at the meeting as explained in the notice and proxy statement which follow. Directors and other Company executives expect to be available to talk individually with stockholders after the meeting. No admission tickets or other credentials are currently required for attendance at the meeting.

     The formal notice of the meeting and proxy statement follow. I hope that after reading them you will sign and mail the proxy card, whether you plan to attend in person or not, to assure that your shares will be represented.

                                      Sincerely,


                                      /s/ L. Bruce Boylen


                                      L. Bruce Boylen
                                      CHAIRMAN OF THE BOARD

--------------------------------------------------------------------------------
                     RECORD DATE:       October 23, 2001
                     DATE OF MEETING:   December 10, 2001
                     TIME:              2:00 p.m.
                     PLACE:             Hilton Minneapolis
                                        1001 Marquette Avenue
                                        Minneapolis, MN 55403
--------------------------------------------------------------------------------

                                    IMPORTANT

WHETHER YOU OWN ONE SHARE OR MANY, EACH STOCKHOLDER IS URGED TO VOTE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                           FLEXSTEEL INDUSTRIES, INC.
                                  P.O. BOX 877
                            DUBUQUE, IOWA 52004-0877

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD DECEMBER 10, 2001

TO THE STOCKHOLDERS:

     The Annual Meeting of Stockholders of Flexsteel Industries, Inc. will be held at the Hilton Minneapolis, 1001 Marquette Avenue, Minneapolis, Minnesota 55403, on Monday, December 10, 2001 at 2:00 p.m. for the following purposes:

     1. To elect three (3) Class III Directors to serve until the year 2004 Annual Meeting and until their successors have been elected and qualified or until their earlier resignation, removal or termination (Proposal I).

     2. To ratify or reject the appointment by the Board of Directors of Deloitte & Touche LLP as independent auditors for the fiscal year ending June 30, 2002 (Proposal II).

     3. To transact such other business as may properly come before the meeting or any adjournments thereof.

     October 23, 2001 has been fixed as the record date for the determination of common stockholders entitled to notice of and to vote at the meeting, and only holders of record at the close of business on that date will be entitled to vote at the meeting or any adjournment thereof.

     Whether or not you plan to attend the meeting, please mark, date and sign the accompanying proxy and return it promptly in the enclosed envelope which requires no additional postage if mailed in the United States. If you attend the meeting, you may vote your shares in person even though you have previously signed and returned your proxy. Voting by ballot at the meeting cancels any proxy previously returned.

                                      BY ORDER OF THE BOARD OF DIRECTORS


                                      /s/ R.J. KLOSTERMAN


                                      R.J. KLOSTERMAN
                                      SECRETARY

November 8, 2001

--------------------------------------------------------------------------------
               PLEASE SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY
--------------------------------------------------------------------------------

                                 PROXY STATEMENT

     The accompanying proxy is solicited on behalf of the Board of Directors of Flexsteel Industries, Inc. (the "Company") to be used at the Annual Meeting of Stockholders to be held on Monday, December 10, 2001, and any adjournments thereof, and may be revoked by the stockholder at any time before it is exercised by a written notice or a later dated proxy delivered to the Secretary of the Company. Execution of the proxy will in no way affect a stockholder's right to attend the meeting and vote in person. The proxy will be revoked if the stockholder is present at the meeting and votes by ballot in person. Properly executed proxies received prior to the voting at the meeting will be voted at the meeting or any adjournments thereof. If a stockholder specifies how the proxy is to be voted on any business to come before the meeting, it will be voted in accordance with such specification. If no specification is made, it will be voted FOR the election of Edward J. Monaghan, Jeffrey T. Bertsch and Lynn J. Davis as Class III Directors (Proposal I), and FOR ratification of the appointment of Deloitte & Touche LLP (Proposal II). Each of the above named nominees has been previously elected by the stockholders, except Lynn J. Davis.

     The mailing address of the corporate office and principal executive office of the Company is P.O. Box 877, Dubuque, IA 52004-0877. The approximate date on which this proxy statement and accompanying proxy card are first being mailed to stockholders is November 8, 2001.

     As of the close of business on October 23, 2001, the record date for determining stockholders entitled to notice and to vote at the meeting, the Company had 6,072,020 outstanding shares of Common Stock, par value $1.00 per share. Each share is entitled to one vote and cumulative voting is not permitted. No Preferred Stock is outstanding.

     Stockholder votes will be counted by the Inspector of Election who will be present at the stockholder meeting. The affirmative vote of a majority of the shares of stock represented at the meeting shall be the act of the stockholders for the election of directors. Abstentions and broker non-votes shall not be counted as votes for or against the proposal being voted on.


                             EXPENSE OF SOLICITATION

     The cost of the solicitation of proxies on behalf of the Board of Directors will be paid by the Company. Solicitation of proxies will be principally by mail. In addition, the officers or employees of the Company and others may solicit proxies, either personally, by telephone, by special letter, or by other forms of communication. The Company will also make arrangements with banks, brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to their principals and will reimburse them for reasonable expenses in so doing. Officers and employees of the Company will not receive additional compensation in connection with the solicitation of proxies.


                                   PROPOSAL I

                              ELECTION OF DIRECTORS

     The Board currently consists of nine persons divided into three classes. At each Annual Meeting the terms of one class of Directors expire and persons are elected to that class for terms of three years or until their respective successors are duly qualified and elected or until their earlier resignation, removal or termination.

     The Board of Directors of the Company has nominated Edward J. Monaghan, Jeffrey T. Bertsch and Lynn J. Davis for election as Class III Directors of the Company. The Class III Directors' term expires at the time of the year 2004 Annual Meeting and until their respective successors have been elected and qualified or until their earlier resignation, removal or termination. It is the intention of the proxies named herein to vote FOR these nominees unless otherwise directed in the proxy.

     All nominees named above have consented to serve as Directors if elected. In the event that any of the nominees should fail to stand for election, the persons named as proxy in the enclosed form of proxy intend to vote for substitute nominees. The proxies cannot be voted for a greater number of persons than the number of nominees named herein.

                                    DIRECTOR            PRINCIPAL OCCUPATION AND OTHER DIRECTORSHIPS OR
NAME                         AGE     SINCE                  EMPLOYMENT DURING THE LAST FIVE YEARS
-------------------------   -----  ----------  ----------------------------------------------------------------
NOMINEES FOR ELECTION FOR A TERM OF THREE YEARS EXPIRING AT THE 2004 ANNUAL
 MEETING, CLASS III

Edward J. Monaghan (3)        62      1987     Chief Operating Officer and Executive Vice President, 1993 to
                                               present, Flexsteel Industries, Inc.; Trustee, Clarke College.

Jeffrey T. Bertsch (3)        46      1997     Vice President Corporate Services, 1989 to present, Flexsteel
                                               Industries, Inc.; Director, American Trust and Savings Bank,
                                               Dubuque, Iowa; Trustee, University of Dubuque.

Lynn J. Davis (1)(3)          54      1999     President 2001 to present, Senior Vice President, 1991 to 2001,
                                               ADC Telecommunications, Inc.; Director, Automated Quality
                                               Technologies, Inc. (mfr. of non-contact measurement equipment).

DIRECTORS CONTINUING TO SERVE WHOSE TERMS EXPIRE AT THE 2002 ANNUAL MEETING,
 CLASS I

K. Bruce Lauritsen            59      1987     Chief Executive Officer and President, 1993 to present, Flexsteel
                                               Industries, Inc.

Thomas E. Holloran(1)(2)      72      1971     Professor, Graduate School of Business, University of St. Thomas,
                                               St. Paul; former Director, Medtronic, Inc, (1960 - 2000).

L. Bruce Boylen(2)            69      1993     Retired Vice President, Fleetwood Enterprises, Inc. (retired 1991)
                                               (mfr. of recreational vehicles and manufactured homes).

DIRECTORS CONTINUING TO SERVE WHOSE TERMS EXPIRE AT THE 2003 ANNUAL MEETING,
 CLASS II

James R. Richardson(3)        57      1990     Senior Vice President Marketing, 1994 to present, Flexsteel
                                               Industries, Inc.

Patrick M. Crahan(3)          53      1997     Vice President, Dubuque Upholstering Division, 1989 to present,
                                               Flexsteel Industries, Inc; Director, American Trust and Savings
                                               Bank, Dubuque, Iowa; Trustee, University of Dubuque.

Marvin M. Stern(1)(2)(3)      65      1998     Retired Vice President, Sears-Roebuck Company (retired 1996).

---------------------
(1)  Member of Audit Committee

(2)  Member of Compensation and Nominating Committee

(3)  Member of Marketing and Planning Committee

                      CERTAIN INFORMATION CONCERNING BOARD
                       AND OUTSIDE DIRECTOR'S COMPENSATION

     During the fiscal year ended June 30, 2001, four meetings of the Board of Directors were held. No Director attended less than 75% of the meetings.

     Each Director who is not an employee of the Company is paid a retainer at the rate of $9,600 per year. In addition, each is paid a fee of $2,400 for each Board meeting each attends. The Chairman of the Board is paid a retainer of $16,800 per year and a fee of $4,200 for each Board meeting attended. For attending a committee meeting each is paid a fee of $1,000. The Chairman of each Committee is paid $1,100 for each meeting attended. The Company pays no additional remuneration to employees of the Company who are Directors. All of the aforementioned amounts were subject to a voluntary 10% reduction effective with the March, 2001 Board meeting.

     Each Director who is not an employee of the Company receives on the first business day after each annual meeting a non-discretionary, non-qualified stock option grant for 1,000 shares valued at fair market value on date of grant, exercisable for 10 years. Each person who becomes for the first time a non-employee member of the Board, including by reason of election, appointment or lapse of three (3) years since employment by the Company, will receive an immediate one-time option grant for 2,000 shares.

     The Company has entered into an agreement with Thomas E. Holloran pursuant to which the Company will pay to him, or his beneficiaries, $20,000 after he ceases to be a Director as additional compensation in recognition of Director services rendered.

                             COMMITTEES OF THE BOARD

     The Board of Directors has established three standing committees; the names of the committees and the principal duties are as follows:

     AUDIT COMMITTEE:

     Confers with the independent auditors on various matters, including the scope and results of the audit; authorizes special reviews or audits; reviews internal auditing procedures and the adequacy of internal controls; and reviews policies and practices respecting compliance with laws, conflicts of interest and ethical standards of the Company. The Committee held two meetings during the fiscal year ended June 30, 2001. The Committee members are Thomas E. Holloran, Marvin M. Stern and Lynn J. Davis. The Board of Directors has adopted a written charter for the Audit Committee. The Company believes all audit committee members are independent as defined in Rule 4200(a)(14) of NASD listing standards.

     COMPENSATION AND NOMINATING COMMITTEE:

     Makes recommendations regarding Board compensation, reviews performance and compensation of various executive officers, determines stock option grants, and advises regarding employee benefit plans. Makes recommendations regarding Board of Director nominees and reviews timely proposed nominees received from any source including nominees by stockholders. Nominations by stockholders must be received by the Secretary at least 18 days before the annual meeting and set forth nominee information as required by the Restated Articles which are available upon request to the Secretary of the Company. The Committee held two meetings during the fiscal year ended June 30, 2001. The Committee members are
L. Bruce Boylen, Thomas E. Holloran and Marvin M. Stern.

     MARKETING AND PLANNING COMMITTEE:

     Reviews marketing plans with respect to the Company's position in the various market places. Makes recommendations regarding marketing direction to enhance revenues and profit margins. The Committee held three meetings during the fiscal year ended June 30, 2001. The Committee members are Marvin M. Stern, Patrick M. Crahan, Jeffrey T. Bertsch, Lynn J. Davis, Edward J. Monaghan and James R. Richardson.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITS NOMINEES. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY OTHERWISE IN THEIR PROXIES.

                              OWNERSHIP OF STOCK BY
                        DIRECTORS AND EXECUTIVE OFFICERS

     The table below sets forth the shares of Flexsteel's common stock beneficially owned by the Directors, the Chief Executive Officer, the other four most highly compensated executive officers and by all directors and executive officers as a group as of August 10, 2001. Unless otherwise indicated, to the best knowledge of the Company all persons named in the table have sole voting and investment power with respect to the shares shown.

                                                                        SHARES BENEFICIALLY    PERCENT OF TOTAL SHARES
NAME                                      TITLE                           OWNED (1)(2)(6)            OUTSTANDING
-----------------   -------------------------------------------------   -------------------    -----------------------
J.T. Bertsch        Vice President Corporate Services, Director               336,724(3)(4)              5.5%

L.B. Boylen         Chairman of the Board of Directors                         10,000                    0.2%

P.M. Crahan         Vice President Dubuque Upholstering                       135,186(4)                 2.2%
                    Division, Director

L.J. Davis          Director                                                    4,000                    0.1%

T.E. Holloran       Director                                                   15,680                    0.3%

K.B. Lauritsen      President, Chief Executive Officer, Director              142,776(4)                 2.4%

E.J. Monaghan       Executive Vice President, Chief Operating                 154,629(4)                 2.5%
                    Officer, Director

J.R. Richardson     Senior Vice President Marketing, Director                 468,786(4)(5)              7.7%

M.M. Stern          Director                                                    5,000                    0.1%

T.D. Burkart        Senior Vice President Vehicle Seating                      81,691(4)                 1.3%

R.J. Klosterman     Vice President Finance, Chief Financial Officer            87,052(4)                 1.4%
                    and Secretary

ALL DIRECTORS AND EXECUTIVE OFFICERS AS A GROUP (11)                        1,441,524                   23.8%

-----------------------

(1) Includes the following number of shares which may be acquired by exercise of stock options: J.T. Bertsch -- 47,000; L.B. Boylen -- 10,000; P.M. Crahan -- 47,400; L.J. Davis -- 4,000; T.E. Holloran -- 11,000; K.B.
     Lauritsen -- 72,345; E.J. Monaghan -- 63,920; J.R. Richardson -- 61,970; M.M. Stern -- 5,000; T.D. Burkart -- 44,000; R.J. Klosterman -- 52,700.

(2)  Includes shares, if any, owned beneficially by their respective spouses.

(3) Does not include 178,192 shares held in irrevocable trusts for which trusts American Trust & Savings Bank serves as sole trustee. Under the Terms of Trust, J. T. Bertsch has a possible contingent interest. J. T. Bertsch disclaims beneficial ownership in the shares held by each such trust.

(4) Includes shares awarded pursuant to the Company's Long-Term Incentive Plan over which shares the Grantee has voting rights. Investment rights are restricted subject to continued service with the Company.

(5) Includes 240,312 shares held in the Irrevocable Arthur D. Richardson Trust for which American Trust & Savings Bank serves as sole trustee but over which shares J.R. Richardson has the rights of voting and disposition.

(6) Includes the following number of shares deferred pursuant to election to participate in the Company's Voluntary Deferred Compensation Plan: J.T. Bertsch -- 2,083; P.M. Crahan -- 2,626; K.B. Lauritsen -- 5,724; E.J.
     Monoaghan -- 3,865; J.R. Richardson -- 3,386.

                              OWNERSHIP OF STOCK BY
                            CERTAIN BENEFICIAL OWNERS
                              AS OF AUGUST 10, 2001

     To the best knowledge of the Company, no person owns beneficially 5% or more of the outstanding common stock of the Company except as is set forth below.

                                                                        AMOUNT       PERCENT
                                                                     BENEFICIALLY      OF
TITLE OF CLASS          NAME AND ADDRESS OF BENEFICIAL OWNER           OWNED (1)      CLASS
--------------   ------------------------------------------------    ------------    -------
  Common         J.T. Bertsch, P.O. Box 877, Dubuque, IA 52004        336,724          5.5%

  Common         J.B. Crahan, P.O. Box 877, Dubuque, IA 52004         359,213          5.9%

  Common         J.R. Richardson, P.O. Box 877, Dubuque, IA 52004     468,786(2)       7.7%

  Common         Dimensional Fund Advisors, Inc.
                 1299 Ocean Avenue, Santa Monica, CA 90401            476,700          7.9%

  Common         Royce & Associates
                 1414 Avenue of the Americas
                 New York, NY 10019                                   410,400          6.8%

-----------------------
(1) To the best knowledge of the Company, no beneficial owner named above has the right to acquire beneficial ownership in additional shares.

(2) Includes 240,312 shares held in the Irrevocable Arthur D. Richardson Trust for which American Trust & Savings Bank serves as sole trustee but over which shares J.R. Richardson has the rights of voting and disposition.

     The following table discloses compensation received by the Company's Chief Executive Officer and the four remaining most highly paid executive officers for the three (3) fiscal years ending June 30, 2001.


                           SUMMARY COMPENSATION TABLE

                                                                                       LONG-TERM COMPENSATION
                                                                         -------------------------------------------------
                           ANNUAL COMPENSATION                                    AWARDS                     PAYOUTS
----------------------------------------------------------------------   ------------------------    ---------------------
                                                                OTHER    RESTRICTED    SECURITIES                   ALL
                                                               ANNUAL       STOCK      UNDERLYING      LTIP       OTHER
                                         SALARY     BONUS       COMP       AWARDS        OPTIONS      PAYOUTS       COMP
NAME & PRINCIPAL POSITION      YEAR        $          $          $           $              #            $          $(1)
---------------------------    ----     -------    -------    --------   ----------    ----------    ---------    --------
K. Bruce Lauritsen             2001     323,589          0                               14,000        63,307      136,287
 President & Chief             2000     316,500    181,068                               12,000        76,020      169,744
 Executive Officer             1999     302,850    178,239                                9,500        70,587       26,616

Edward J. Monaghan             2001     243,945          0                               10,000        42,747      130,421
 Executive Vice President      2000     239,700    137,559                                9,000        52,054      119,708
 & Chief Operating Officer     1999     229,950    121,809                                9,000        46,596        9,832

James R. Richardson            2001     213,699          0                               10,000        37,449       68,753
 Senior Vice President of      2000     210,300    121,046                                9,000        45,714      117,627
 Marketing                     1999     201,750    105,896                                8,500        40,748       23,152

Ronald J. Klosterman           2001     185,319          0                               10,000        32,472       57,183
 Vice President of             2000     180,600     92,292                                9,000        37,647      171,770
 Finance & Secretary           1999     171,750     90,312                                8,500        34,706       33,066

Thomas D. Burkart              2001     188,535          0                               10,000        33,036       67,402
 Senior Vice President         2000     183,600    105,889                                9,000        39,938       93,212
 Vehicle Seating               1999     174,300    103,734                                7,500        36,826       26,596

-----------------------
(1) All Other Compensation -- Includes for the fiscal years and the named executive officers indicated below: (i) retirement plan contributions, (ii) Company matching contributions to the Section 401k plan, (iii) accruals made in accordance with the Company's Senior Officer Deferred Compensation Plans and (iv) gross-up amounts to cover income taxes payable on current and prior years common stock awards taxable in the current year.

                                  RETIREMENT              DEFERRED       COMP
         NAME            YEAR       PLAN        401K        COMP        TAXES
----------------------   ----     ----------   ------     --------     -------
K. Bruce Lauritsen       2001       8,676      1,700       82,911      43,000
                         2000       8,148      1,600      159,996           0
                         1999       8,232      1,600       16,784           0

Edward J. Monaghan       2001       8,676      1,700       91,045      29,000
                         2000       8,148      1,600      109,960           0
                         1999       8,232      1,600            0           0

James R. Richardson      2001       8,676      1,700       32,977      25,400
                         2000       8,148      1,600      107,879           0
                         1999       8,232      1,600       13,320           0

Ronald J. Klosterman     2001       8,676      1,700       18,307      28,500
                         2000       8,148      1,600      162,022           0
                         1999       8,232      1,600       23,234           0

Thomas D. Burkart        2001       8,676      1,700       27,126      29,900
                         2000       8,148      1,600       83,464           0
                         1999       8,232      1,600       16,764           0


                               STOCK OPTIONS/SAR*
                        OPTION GRANTS IN LAST FISCAL YEAR

                                                                   POTENTIAL REALIZABLE
                                                                    VALUE AT ASSUMED
                                                                         ANNUAL
                                                                   RATES OF STOCK PRICE
                                                                    APPRECIATION FOR
                                                                     OPTION TERM (1)
                                                                  ---------------------
                        EXERCISE
NAME                     SHARES     PRICE ($/SH)    EXPIRE DATE       5%         10%
--------------------    --------    ------------    -----------   ---------  ----------
K. Bruce Lauritsen       14,000         10.75       11/14/2010      94,649     239,858

Edward J. Monaghan       10,000         10.75       11/14/2010      67,606     171,327

James R. Richardson      10,000         10.75       11/14/2010      67,606     171,327

Ronald J. Klosterman     10,000         10.75       11/14/2010      67,606     171,327

Thomas D. Burkart        10,000         10.75       11/14/2010      67,606     171,327

-----------------------
*    The Company does not have a stock appreciation rights plan (SAR).

(1) The amounts set forth in these columns are the result of calculations at the 5% and 10% rates set by the Securities and Exchange Commission. Actual gains, if any, on stock option exercise are dependent on the future performance of the Company's common stock.

                   OPTION EXERCISES AND FISCAL YEAR-END VALUES

     The following table sets forth information with respect to the Named Executive Officers concerning the exercise of options during the last fiscal year and unexercised options held as of the end of the fiscal year.



             AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
                            FY-END OPTION/SAR VALUES

                                                         NUMBER OF SECURITIES
                                                              UNDERLYING          VALUE OF UNEXERCISED
                                                        UNEXERCISED OPTIONS AT    IN-THE-MONEY OPTIONS
                                                              FY-END 2001          AT FY-END 2001 (1)
                                                        ----------------------    --------------------
                             # OF SHARES
                             ACQUIRED ON     $ VALUE               #                       $
     NAME                     EXERCISE     REALIZED          EXERCISABLE             EXERCISABLE
     --------------------    -----------    --------    ----------------------    --------------------
     K. Bruce Lauritsen           -0-           -0-            72,345                   73,431
     Edward J. Monaghan           -0-           -0-            63,920                   66,675
     James R. Richardson          -0-           -0-            61,970                   64,258
     Ronald J. Klosterman         -0-           -0-            52,700                   53,676
     Thomas D. Burkart          5,000        12,188            44,000                   40,956

-----------------------
(1) Based on the closing price as published in The Wall Street Journal for the last business day of the fiscal year ($11.98). All options are exercisable at time of grant.

                     LONG-TERM INCENTIVE PLAN AWARDS TABLE
              LONG-TERM INCENTIVE PLAN AWARDS IN LAST FISCAL YEAR

                                                  PERFORMANCE OR
                                                   OTHER PERIOD       ESTIMATED FUTURE
                                  NUMBER OF            UNTIL            PAYOUTS UNDER
                                SHARES, UNITS      MATURATION OR    NON-STOCK PRICE BASED
     NAME                      OR OTHER RIGHTS       PAYOUT (1)           PLANS (2)
     ---------------------     ---------------    --------------    ---------------------
     K. Bruce Lauritsen          5,724
     Edward J. Monaghan          3,865
     James R. Richardson         3,386
     Ronald J. Klosterman        2,936
     Thomas D. Burkart           2,987

-----------------------
Shares of the Company's common stock are available for award annually to key employees based on the average of the returns on beginning equity for the last three years.

(1) Shares awarded are subject to restriction, with 33.3% of the stock received by the employee on the award date and 33.3% each year for the next two years. Restricted Stock Awards -- The aggregate stock holdings (number of shares and value) as of August 1, 2001 are as follows: K. Bruce Lauritsen -- 3,816 shares, $42,205; Edward J. Monaghan -- 2,577 shares, $28,498;
     James R. Richardson -- 2,257 shares, $24,966; Ronald J. Klosterman -- 1,957 shares, $21,648; Thomas D. Burkart -- 1,991 shares, $22,024. Dividends are paid to the employee on restricted shares.

(2)  Not applicable to Plan.


             NOMINATING AND COMPENSATION COMMITTEE REPORT CONCERNING
                    FLEXSTEEL'S EXECUTIVE COMPENSATION POLICY

     The Nominating and Compensation Committee of the Board of Directors is responsible for the establishing of the Company's policy for compensating executives. The Committee is comprised of non-employee directors.

     COMPENSATION PHILOSOPHY -- The fundamental objective of Flexsteel's executive compensation program is to support the achievement of the Company's business objectives and, thereby, the creation of stockholder value. As such, the Company's philosophy is that executive compensation policy and practice should be designed to achieve the following objectives:

     * Align the interests of executives with those of the Company and its stockholders by providing a significant portion of compensation in Company stock.

     * Provide an incentive to executives by tying a meaningful portion of compensation to the achievement of Company financial objectives.

     * Enable the Company to attract and retain key executives whose skills and capabilities are needed for the continued growth and success of Flexsteel by offering competitive total compensation opportunities and providing attractive career opportunities.

     In compensating senior management for its performance, two key measures are considered: return on equity and stock price. At the executive level, overall Company performance is emphasized in an effort to encourage teamwork and cooperation.

     While a significant portion of compensation fluctuates with annual results, the total program is structured to emphasize longer-term performance and sustained growth in stockholder value.

     COMPETITIVE POSITIONING -- The Committee regularly reviews executive compensation levels to ensure that the Company will be able to attract and retain the caliber of executives needed to run the Company and that pay for executives is reasonable and appropriate relative to market practice. In making these evaluations, the Committee annually reviews the result of surveys of executive salary and annual bonus levels among durable goods manufacturers of comparable size. The Committee periodically completes an in-depth analysis of salary, annual bonus, and long-term incentive opportunities among specific competitors assisted by an independent compensation consulting firm. The surveyed companies are included in the Household Furniture Index used as the peer group for purposes of the performance graph. While the pay of an individual executive may vary, the Company's Policy is to target aggregate compensation for executives at average competitive levels, provided commensurate performance.

     COMPONENTS OF EXECUTIVE COMPENSATION -- The principal components of Flexsteel's executive compensation program include base salaries, annual cash bonuses, and longer-term incentives using Company stock.

     BASE SALARY -- An individual executive's base salary is based upon the executive's level of responsibility and performance within the Company, as well as competitive rates of pay. The Committee reviews each executive officer's salary annually and makes adjustments, as appropriate, in light of any change in the executive's responsibility, changes in competitive salary levels, and the Company's performance.

     ANNUAL INCENTIVE -- The purpose of the Company's annual incentive program is to provide a direct monetary incentive to executives in the form of annual cash bonus tied to the achievement of performance objectives. For executive officers, the Committee annually sets a targeted return on equity for the coming year, from which minimum and maximum levels are determined. Corresponding incentive award levels, expressed as a percentage of salary, also are set based primarily on an individual's responsibility level. If minimum performance levels are not met, no bonus award is made. After the completion of the year, the Committee ratifies cash bonuses as awarded based principally on the extent to which targeted return on equity has been achieved.

     LONG-TERM INCENTIVES -- Longer-term incentive compensation involves the use of stock under two types of awards: Long-term incentive awards and stock options. Both types of awards are intended to focus executives' attention on the achievement of the Company's longer term performance objectives, to align the executive officers' interests with those of stockholders and to facilitate executives' accumulations of sustained holding of Company stock. The level of award opportunities, as combined under both plans, are intended to be consistent with typical levels of comparable companies and reflect an individual's level of responsibility and performance.

     Long-term incentive awards are paid under the stockholder approved Management Incentive Plan. Awards give executives the opportunity to earn shares of Company stock to the extent that the three-year average return on equity objectives are achieved. As with annual incentives, various levels of performance goals and corresponding compensation amounts are established, with no awards earned if a minimum level is not achieved. Two-thirds of any earned shares are subject to forfeiture provisions tied to the executive's continued service with the Company. This provision is intended to enhance the Company's ability to retain key executives and provide a longer-term performance focus.

     Stock options, as awarded under stockholder approved plans, give executives the opportunity to purchase Flexsteel common stock for a term not to exceed ten years and at a price of no less than the fair market value of Company stock on the date of grant. Executives benefit from stock options only to the extent stock price appreciates after the grant of the option.

     COMPENSATION OF THE CHIEF EXECUTIVE OFFICER -- The total compensation for Flexsteel's CEO in fiscal year 2001 was established in accordance with the policies discussed above. Mr. Lauritsen's base salary increase reflects market movements in executive salaries. Mr. Lauritsen did not receive an annual cash bonus award for fiscal year 2001 as the minimum level for the annual return on equity was not achieved. His long-term incentive award was based on the Company's achievement of minimum established target levels for the three year average return on equity. Mr. Lauritsen's stock option award was consistent with prior awards and those to other senior executives.

     The Company's current levels of compensation are less than the $l,000,000 level of non-deductibility with respect to Section 162(m) of the Internal Revenue Code.

     This report has been prepared by members of the Compensation and Nominating Committee of the Board of Directors. Members of this Committee are:

           L. Bruce Boylen    Thomas E. Holloran    Marvin M. Stern
               Chair


                             AUDIT COMMITTEE REPORT

     The Audit Committee has reviewed and discussed the audited financial statements with management. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statements on Auditing Standards (SAS) No. 61 "Communication with Audit Committees", as may be modified or supplemented. The Audit Committee has received the written disclosures and the letter from the independent accountant required by Independence Standards Board Standard No. 1, as may be modified or supplemented, and has discussed with the independent accountant, the independent accountant's independence. Based on the review and discussions referred to above in this report, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the last fiscal year for filing with the Commission.

     This report has been prepared by members of the Audit Committee. Members of this Committee are:

            Thomas E. Holloran    Marvin M. Stern    Lynn J. Davis
                 Chair


                        COMPENSATION COMMITTEE INTERLOCKS
                            AND INSIDER PARTICIPATION

     The current members of Flexsteel's Compensation and Nominating Committee are L. Bruce Boylen, Chairman, Thomas E. Holloran and Marvin M. Stern. No executive officer of Flexsteel served as a director of another entity that had an executive officer serving on Flexsteel's compensation committee. No executive officer of Flexsteel served as a member of the compensation committee of another entity which had an executive officer who served as a director of Flexsteel.

                          SHARE INVESTMENT PERFORMANCE

     The following graph is based upon the SIC Code #251 Household Furniture Index as a peer group. It shows changes over the past five-year period in the value of $100 invested in: (1) Flexsteel's Common Stock; (2) the NASDAQ Market Index; and (3) an industry group of the following: Bassett Furniture Ind., Bush Industries Inc. CL A, Chromcraft Revington Inc., DMI Furniture, Inc., Ethan Allen Interiors, Flexsteel Industries, Inc., Furniture Brands Intl., Industrie Natuzzi S.P.A., Keller Manufacturing, Krause's Furniture, Inc., La-Z-Boy Inc., Leggett & Platt Inc., The Rowe Companies, Stanley Furniture Inc. and Wellington Hall, Ltd. This data was furnished by Media General Financial Services. The graph assumes reinvestment of dividends.

                      FIVE-YEAR CUMULATIVE TOTAL RETURNS
                    VALUE OF $100 INVESTED ON JUNE 30, 1996


                              [PLOT POINTS CHART]


                           1996        1997        1998        1999        2000        2001
                          ------      ------      ------      ------      ------      ------
Flexsteel                 100.00      104.13      128.79      127.34      121.99      124.77
Furniture Household       100.00      144.66      183.47      191.42      118.41      159.80
NASDAQ                    100.00      120.46      159.68      223.77      336.71      186.46

           INTEREST OF MANAGEMENT AND OTHERS IN CERTAIN TRANSACTIONS

     Information with respect to directorships held by certain directors of the Company in local financial institutions is set forth in the table under "Proposal I -- Election of Directors," in the column captioned "Principal Occupation and Other Directorships or Employment during the Last Five Years." The Company maintains normal banking relations with the bank named in the table. It is expected that the Company's relationship with the bank will continue in the future.


                                   PROPOSAL II

                       APPOINTMENT OF INDEPENDENT AUDITORS

     Subject to ratification by the stockholders, the Board of Directors has appointed Deloitte & Touche LLP as independent certified public accountants to examine the financial statements of the Company for the fiscal year ending June 30, 2002.

     The Company has been informed by Deloitte & Touche LLP that neither it nor its members nor its associates has any direct, nor any material indirect financial interest in the Company. Management is not aware of any material connection by such firm in the recent past with the Company in any capacity other than as independent auditors. Representatives of Deloitte & Touche LLP are expected to be present during the annual meeting. They are expected to be available to respond to appropriate questions and will have the opportunity to make a statement if they wish.

     Audit services performed by Deloitte & Touche LLP during the fiscal year include examinations of the financial statements of the Company, services related to filings with the Securities and Exchange Commission and consultation on matters related to accounting, taxation and financial reporting. Professional services were reviewed by the Audit Committee and the possible effect on the auditor's independence was considered.

AUDIT FEES
     The aggregate fees billed for professional services rendered for the audit of the Company's annual financial statements for the 2001 fiscal year and the reviews of the financial statements included in the Company's Form 10-Q for that fiscal year were $125,000.

FINANCIAL INFORMATION DESIGN AND IMPLEMENTATION FEES
     There were no fees billed for professional services described in Paragraph
(c)(4)(ii) of Rule 2-01 of Regulation S-X rendered by Deloitte & Touche LLP, the Company's principal independent accountant, for the fiscal year 2001.

ALL OTHER FEES
     The aggregate fees billed for services by Deloitte & Touche LLP, other than the services covered in the preceding two paragraphs, for the fiscal year 2001 were $48,000, which were primarily tax services.

     The Audit Committee has considered and found the provision of services covered in the two preceding paragraphs compatible with maintaining Deloitte & Touche LLP's independence.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE LLP. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY OTHERWISE IN THEIR PROXIES.

PROPOSALS BY STOCKHOLDERS
     Stockholders wishing to have a proposal considered for inclusion in the Company's proxy statement for the 2002 annual meeting must submit the proposal in writing and direct it to the Secretary of the Company at the address shown herein. It must be received by the Company no later than June 30, 2002.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934
     Section 16(a) requires the Company's directors and executive officers to file with the Securities and Exchange Commission reports of ownership and changes in ownership of the Company's Common Stock, and the Company is required to identify any of those persons who fail to file such reports on a timely basis. To the best of the Company's knowledge, there were no late filings by directors and executive officers during fiscal year 2001.

OTHER MATTERS
     The percentage total number of the outstanding shares represented at each of the last three years stockholders' meetings was as follows: 1998 -- 80.1%; 1999 -- 92.0%; 2000 -- 89.5%.

     UPON WRITTEN REQUEST THE COMPANY WILL PROVIDE, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED JUNE 30, 2001. REQUESTS SHOULD BE DIRECTED TO THE SECRETARY OF THE COMPANY AT P.O. BOX 877, DUBUQUE, IA 52004-0877.

     The Board of Directors does not know of any other matter which may come before the meeting. However, should any other matter properly come before the meeting, the persons named in the Proxy will vote in accordance with their judgment upon such matters unless a contrary direction is indicated by the Stockholder by his lining or crossing out the authority on the Proxy.

     Stockholders are urged to vote, date, sign and return the Proxy form in the enclosed envelope to which no postage need be affixed if mailed in the United States. Prompt response is helpful and your cooperation will be appreciated.

                                      BY ORDER OF THE BOARD OF DIRECTORS


                                      /s/ R.J. KLOSTERMAN


                                      R.J. KLOSTERMAN
                                      SECRETARY

Dated: November 8, 2001
       Dubuque, Iowa

                                     [LOGO]
                                  FLEXSTEEL(R)
                          AMERICA'S SEATING SPECIALIST







                                 NOTICE OF 2001
                                 ANNUAL MEETING
                                       AND
                                 PROXY STATEMENT

THE FLEXSTEEL INDUSTRIES, INC.          THIS PROXY IS SOLICITED ON BEHALF OF
P.O. BOX 877                         BOARD OF DIRECTORS FOR THE ANNUAL MEETING
DUBUQUE, IOWA 52004-0877            OF STOCKHOLDERS TO BE HELD DECEMBER 10, 2001

     The undersigned, a stockholder of Flexsteel Industries, Inc., hereby appoints K. Bruce Lauritsen and R. J. Klosterman and each of them, as proxies, with full power of substitution, to vote on behalf of the undersigned the same number of shares which the undersigned is then entitled to vote at the Annual Meeting of the Stockholders of Flexsteel Industries, Inc., to be held on Monday, December 10, 2001 at 2:00 P.M. at the Hilton Minneapolis, 1001 Marquette Avenue, Minneapolis, Minnesota 55403, and at any adjournments thereof as follows:

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR:
--------------------------------------------------------------------------------
Proposal No. 1 -- Election of three (3) Class III Directors (Term Expires at the
                  2004 Annual Meeting):

EDWARD J. MONAGHAN              JEFFREY T. BERTSCH            LYNN J. DAVIS
  (Class III)                      (Class III)                 (Class III)

[ ] FOR all Nominees      [ ] WITHHELD from all  [ ] WITHHELD from the following
    (Except as marked to      Nominees               only: (Write name(s) below)
    the contrary)
                                                     ---------------------------

                                                     ---------------------------

--------------------------------------------------------------------------------
Proposal No. 2 -- Appointment of Deloitte & Touche LLP as Independent Auditors
                  for the ensuing fiscal year:

                  [ ] FOR   [ ] AGAINST   [ ] ABSTAIN

--------------------------------------------------------------------------------
In their discretion to vote upon such other business as may properly come before the meeting, or any adjournments thereof, UNLESS THE STOCKHOLDER LINES OR CROSSES OUT THIS AUTHORITY.
--------------------------------------------------------------------------------

     (IMPORTANT: continued, and to be signed and dated, on the reverse side)

                                                     (CONTINUED FROM OTHER SIDE)

        The Undersigned hereby revokes any proxy or proxies to vote such shares heretofore given.

          PLEASE VOTE, DATE, SIGN, AND RETURN IN THE ENCLOSED ENVELOPE.



                                      Dated _____________________________, 2001.

                                      __________________________________________
                                                   (Signature)

                                      __________________________________________

                                           Signature of stockholder shall
                                      correspond exactly with the name appearing hereon.
                                           If a joint account, each owner must
                                      sign. When signing as attorney, executor, administrator, trustee, guardian or corporate official, give your full title as such.



This proxy when properly executed will be voted in the manner directed hereon by the above signed stockholder. If no direction is given, this proxy will be voted FOR Proposals 1 and 2, and the grant of authority to vote upon such other business as may properly come before the meeting or any adjournments thereof will not be crossed out.